Exhibit 10.42

CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	007

DATE OF CHANGE ORDER:	September 11, 2007

PURCHASER:	Sabine Pass LNG, L.P.

SOIL CONTRACTOR:	Remedial Construction Services, L.P.

CONTRACT NO.	25279-004-OC2-C000-00001

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This CO No. 007 is issued to incorporate into the Soil Improvement Contract the following:

Adjustment of quantities as presently forecasted by Engineering and as described in the revised Exhibit “C” Quantities, Pricing and Data, dated September 11, 2007, revised Exhibit “D”, Scope of Work, dated September 11, 2007, and revised Exhibit “E”, Drawings, dated September 11, 2007.

Attachments:

1)	Contract Exhibit “C”, Quantities, Pricing and Data, dated September 11, 2007 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated August 6, 2007 in its entirety.

2)	Contract Exhibit “D”, Scope of Work, dated September 11, 2007 that supersedes and replaces Exhibit “D”, Scope of Work, dated 01 November 2006 in its entirety.

3)	Contract Exhibit “E”, Drawings, dated September 11, 2007 that supersedes and replaces Exhibit “E”, Drawings, dated 01 November 2006 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$134,157.95

The Contract Price prior to this Change Order	$28,661,120.23

The Contract Price will be increased <decreased> by this Change Order amount of	$-2,389,279.66

The New Contract Price including this Change Order will be	$26,271,840.57

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:		Soil Contractor:
Sabine Pass LNG, L.P.		Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc., Its general partner

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ Steven R. Birdwell
Name:	Carlos Macias	Name:	Steven R. Birdwell
Title:	Dir, Proj. Mgmt	Title:	President
Date of Signing:	Sept 20, 2007	Date of Signing:	10/1/07